UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2011, The Empire District Electric Company (the “Company”) announced that Gregory A. Knapp will retire on July 31, 2011 as Vice President - Finance and Chief Financial Officer of the Company. Effective August 1, 2011, Laurie A. Delano will become Vice President - Finance and Chief Financial Officer. Effective August 1, 2011, Robert W. Sager will replace Ms. Delano as Controller, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer of the Company.

Ms. Delano has been Assistant Secretary and Assistant Treasurer of the Company since April 28, 2005 and Controller and Principal Accounting Officer since August 1, 2005.

Mr. Sager joined Empire on October 18, 2006 as Director of Financial Services. Prior to joining Empire he was with the public accounting firm BKD, LLP as a senior manager.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2011, the Company held its annual meeting of the Company’s shareholders (the “Annual Meeting”) in Joplin, Missouri. At the Annual Meeting, the shareholders of the Company elected four directors for three year terms, ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2011, voted on a non-binding advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement and voted on a non-binding advisory basis on the frequency of the vote on the compensation of the Company’s named executive officers.

The final voting results are set forth below:

	Shares Voted
	For	Against	Abstentions	Broker Non- Votes
Election of directors for a term of three years each:
Kenneth R. Allen	15,757,550	434,365	—	16,966,896
Bradley P. Beecher	15,795,460	396,455	—	16,966,896
William L. Gipson	15,756,483	435,432	—	16,966,896
Thomas M. Ohlmacher	15,807,691	384,224	—	16,966,896

	For	Against	Abstentions	Broker Non-Votes
Ratification of Independent Auditors	32,570,113	377,878	210,820	—

	For	Against	Abstentions	Broker Non- Votes
Non-binding advisory approval of the compensation of the named executive officers as disclosed in the proxy statement:	14,324,299	1,210,499	657,117	16,966,896

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Non-binding advisory vote on the frequency that the Company include a non-binding advisory vote on the compensation of the Company’s named executive officers:	7,514,702	509,423	7,473,071	694,719	16,966,896

With respect to the frequency with which the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers, the Board of Directors of the Company will take these voting results into consideration in determining how frequently to hold such a vote and will report this determination in an amendment to this Current Report on Form 8-K within the timeframe prescribed under Item 5.07.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Press Release, dated April 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By:	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President - Finance & Chief Financial Officer

Dated:  April 29, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 28, 2011.